UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2018

SEMGROUP CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-34736	20-3533152
(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place

6120 S. Yale Avenue, Suite 1500

Tulsa, OK 74136-4231

(Address of Principal Executive Offices) (Zip Code)

(918) 524-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2018, two wholly-owned subsidiaries of SemGroup Corporation (the “Company”), SemMaterials, L.P., an Oklahoma limited partnership, and SemMexico, L.L.C., an Oklahoma limited liability company, entered into a Membership Interest Purchase Agreement (the “MIPA”) with Ergon Asfaltos Mexico HC, LLC, a Mississippi limited liability company (“EAMHC”), Ergon Mexico HC, LLC, a Mississippi limited liability company (“EMHC”), and Ergon Asphalt & Emulsions, Inc., a Mississippi corporation, pursuant to which, among other things, SemMaterials, L.P. and SemMexico, L.L.C. (each, a “Seller” and, collectively, the “Sellers”) agreed to sell their interest in all of the issued and outstanding membership interests (partes sociales) of SemMexico Materials HC, S. de R.L. de C.V., a Mexican limited liability company (“SMHC”), SemMaterials HC México, S. de R.L. de C.V., a Mexican limited liability company (“SHCM”), SemMaterials México, S. de R.L. de C.V., a Mexican limited liability company (“SM”), and SemMaterials SC México, S. de R.L. de C.V., a Mexican limited liability company (“SSCM” and, together with SMHC, SHCM and SM, “SemMexico”), to EAMHC and EMHC.

Pursuant to the MIPA, the Sellers have agreed to sell (i) 99.99% and 0.01% of the issued and outstanding membership interests (partes sociales) of SMHC owned by SemMaterials, L.P. and SemMexico, L.L.C., respectively, and (ii) 0.01% of the issued and outstanding membership interests of each of SHCM, SM and SSCM owned by SemMexico, L.L.C. (collectively, the “SemMexico Disposition”), in exchange for $55.0 million U.S. dollars plus or minus the value of non-cash working capital as of closing plus the amount of certain permitted capital expenditures incurred between the execution of the MIPA and closing.

The SemMexico Disposition is expected to close early in the second quarter of 2018, subject to the receipt of certain governmental approvals and the satisfaction of other customary closing conditions.

The MIPA also contains various representations and warranties, covenants, indemnities, limitations of liability and other terms and conditions that are customary for transactions similar to the transactions contemplated by the MIPA.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to Severance Agreements.

As previously reported, the Company has entered into a severance agreement, as amended, with each of the following named executive officers of the Company: Robert N. Fitzgerald, Senior Vice President and Chief Financial Officer; and Timothy R. O’Sullivan, Vice President – Corporate Planning and Strategic Initiatives (each individually, a “Severance Agreement,” and collectively, the “Severance Agreements”). The terms of the Severance Agreements are described in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders (the “2017 Proxy Statement”) under the caption “Executive Compensation – Potential Payments Upon Termination or Change in Control – Severance Agreements.” The 2017 Proxy Statement is available at http://www.sec.gov and on the Company’s website under the heading “Investors – Financial Information – SEC Filings.”

On January 4, 2018, the Company entered into an amendment to each of the Severance Agreements to extend the term of each Severance Agreement from a term ending on June 1, 2018 to a term ending on June 1, 2020.

Item 7.01 Regulation FD Disclosure.

On January 8, 2017, the Company issued a press release announcing the SemMexico Disposition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

As previously disclosed, on July 17, 2017, the Company acquired 100% of the equity interests in Buffalo Parent Gulf Coast Terminals LLC, the parent company of Buffalo Gulf Coast Terminals LLC and HFOTCO LLC doing business as Houston Fuel Oil Terminal Company (the “HFOTCO Acquisition”). Item 9.01 of this Current Report on Form 8-K updates certain pro forma financial statements relating to the HFOTCO Acquisition, originally provided in a Current Report on Form 8-K/A filed on August 31, 2017.

Filed as Exhibit 99.2 to this Current Report on Form 8-K, and incorporated herein by reference, are unaudited pro forma condensed consolidated financial statements of the Company as of and for the nine months ended September 30, 2017. The unaudited pro forma condensed balance sheet at September 30, 2017 gives effect to the SemMexico Disposition described above under Item 1.01 as if it had occurred on that date. The unaudited pro forma combined condensed statements of operations for the nine months ended September 30, 2017 and the year ended December 31, 2016 give effect to the HFOTCO Acquisition and the SemMexico Disposition as if they had occurred on January 1, 2016. These unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and do not purport to represent what the Company’s actual results of operations or financial position would have been if the HFOTCO Acquisition and SemMexico Disposition had occurred on the dates indicated, nor are they necessarily indicative of the Company’s future operating results or financial position.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1*	Press Release dated January 8, 2018, issued by SemGroup Corporation.

99.2**	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company.

*	Furnished herewith.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION

Date: January 8, 2018	By:	/s/ William H. Gault
William H. Gault
Corporate Secretary

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